 Exhibit 10.22.6.5

BORROWING BASE AGREEMENT

This BORROWING BASE AGREEMENT (this “Agreement”), dated as of August 3, 2026 (the “Agreement Effective Date”), is among PRIMEENERGY RESOURCES CORPORATION, a Delaware corporation (the “Borrower”), CITIBANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”), each Guarantor party hereto and each Lender party hereto.

RECITALS:

A.         The Borrower, the Lenders and the Administrative Agent are parties to a Fourth Amended and Restated Credit Agreement dated as of July 5, 2022 (as the same has been or may be amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”).

B.         The parties hereto have agreed, subject to the terms hereof, to certain terms with respect to the Borrowing Base as more fully set forth herein.

AGREEMENT:

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

Section 1.       Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

Section 2.       Borrowing Base.

(a)    The parties hereto agree that (i) this Agreement shall serve as (A) the Proposed Borrowing Base Notice pursuant to the requirements of Section 2.07(c)(ii) of the Credit Agreement and (B) the New Borrowing Base Notice pursuant to the requirements of Section 2.07(d) of the Credit Agreement, and (ii) the adjustment set forth herein constitutes the Scheduled Redetermination to occur on or about June 1, 2026 pursuant to Section 2.07(b) of the Credit Agreement.

(b)    Effective as of the Agreement Effective Date, the Borrowing Base is hereby decreased from $115,000,000 to $105,000,000. The Borrowing Base as adjusted hereby will remain in effect until the next Scheduled Redetermination Date, the next Interim Redetermination Date or the date next adjusted in accordance with the Credit Agreement.

Section 3.       Effectiveness. Upon the satisfaction of the following conditions precedent, this Agreement shall become effective as of the Agreement Effective Date:

(a)    the Administrative Agent shall have received counterparts to this Agreement duly executed by a duly authorized officer of the Borrower, each Guarantor and Lenders constituting Required Lenders;

(b)    the Administrative Agent shall have received reimbursement for all of its costs and expenses incurred by it prior to or in connection with this Agreement and any other documents prepared in connection herewith, including, without limitation, the fees, charges and disbursements of counsel to the Administrative Agent; and

(c)    Administrative Agent shall have received such other certificates, documents, consents or opinions as the Administrative Agent may reasonably require.

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Section 4.       Post-Closing Obligations. Within 45 days after the Agreement Effective Date (or such later date to which Administrative Agent may agree in writing), the Borrower shall have delivered to the Administrative Agent, in each case in form and substance satisfactory to the Administrative Agent:

(a)    Mortgages or Mortgage amendments, in each case, executed by the applicable Loan Parties covering Oil and Gas Properties of such Loan Parties such that after giving effect to such Mortgages or Mortgage Amendments, the Mortgaged Properties represent at least 90% of the Borrowing Base Value of the Oil and Gas Properties evaluated in the most recently delivered Reserve Report; and

(b)    Title information in form and substance acceptable to the Administrative Agent covering enough of the Borrowing Base Properties such that in the aggregate the Administrative Agent shall have had the opportunity to review satisfactory title information on Hydrocarbon Interests constituting at least 85% of the total value of the Borrowing Base Oil and Gas Properties evaluated by the most recently delivered Reserve Report.

Section 5.       Representations and Warranties. Before and after giving effect to this Agreement, the Borrower hereby confirms that (a) the representations and warranties of Borrower and each other Loan Party contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (except to the extent such representations and warranties are qualified by materiality, in which case they shall be true and correct in all respects) on and as of the Agreement Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (except to the extent such representations and warranties are qualified by materiality, in which case they shall be true and correct in all respects) as of such earlier date, and (b) no Default or Event of Default shall have occurred and be continuing. The execution, delivery, and performance by each of Borrower and the Guarantors of this Agreement and compliance with the terms and provisions hereof have been duly authorized by all requisite action on the part of such Person and do not violate any contractual or other obligation by which such Person is bound.

Section 6.       Acknowledgment and Ratification. As a material inducement to Administrative Agent and the Lenders to execute and deliver this Agreement, each Loan Party acknowledges and agrees that (a) the execution, delivery, and performance of this Agreement shall, except as expressly provided herein, in no way release, diminish, impair, reduce, or otherwise affect the obligations of such Person under the Loan Documents to which such Person is a party, (b) each Loan Document to which such Person is a party shall remain in full force and effect and shall each continue to be the legal, valid and binding obligations of such Person enforceable against such Person in accordance with its terms, and (c) it has no claims or offsets against, or defenses or counterclaims to, any of the Loan Documents.

Section 7.       Effect of Agreement. Without limiting the generality of the foregoing, the consent, waiver and modifications set forth herein shall be limited precisely as set forth above, and nothing in this Agreement shall be deemed (i) to constitute a waiver of compliance or consent to noncompliance by any of the Loan Parties to, or an amendment of, any other term, provision, condition or covenant of the Credit Agreement or other Loan Documents, other than as specifically set forth herein; or (ii) to prejudice any right or remedy that the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document. Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as affected hereby. This Agreement shall constitute a Loan Document for all purposes.

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Section 8.       Confirmation of Security and Guaranty. Each Loan Party hereby confirms and agrees that all of the Security Instruments that presently secure the Secured Obligations shall continue to secure, in the same manner and to the same extent provided therein, the payment and performance of the Secured Obligations as described in the Credit Agreement as modified by this Agreement. Each Loan Party further confirms and agrees that the Guaranty Agreement that presently guarantees the Secured Obligations shall continue to guarantee, in the same manner and to the same extent provided therein, the payment and performance of the Secured Obligations as described in the Credit Agreement as modified by this Agreement.

Section 9.       Incorporation of Certain Provisions by Reference. The provisions of Section 12.09 of the Credit Agreement captioned “GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS” are incorporated herein by reference for all purposes.

Section 10.       Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Agreement, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

Section 11.       Entirety. This Agreement and all of the other Loan Documents embody the entire agreement between the parties. THIS AGREEMENT AND ALL OF THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

BORROWER:

PRIMEENERGY RESOURCES CORPORATION

By:	/s/ Beverly A. Cummings
Name: Beverly A. Cummings
Title: Executive Vice President, Treasurer & Chief Financial Officer

GUARANTORS:

PRIME OPERATING COMPANY

By:	/s/ Beverly A. Cummings
Name: Beverly A. Cummings
Title: Executive Vice President, Treasurer & Chief Financial Officer

EOWS MIDLAND COMPANY

By:	/s/ Beverly A. Cummings
Name: Beverly A. Cummings
Title: Executive Vice President, Treasurer & Chief Financial Officer

PRIME OFFSHORE L.L.C.

By:	/s/ Beverly A. Cummings
Name: Beverly A. Cummings
Title: Executive Vice President, Treasurer & Chief Financial Officer

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ADMINISTRATIVE AGENT:

CITIBANK, N.A.,
as Administrative Agent

By:	/s/ Nicholas Rischard
Name: Nicholas Rischard
Vice President

LENDERS:

CITIBANK, N.A.,
as a Lender and Issuing Bank

By:	/s/ Nicholas Rischard
Name: Nicholas Rischard
Vice President

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FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Dan Condley
Name: Dan Condley
Title: Managing Director

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WEST TEXAS NATIONAL BANK,
as a Lender

By:	/s/ C. Scott Wilson
Name: C. Scott Wilson
Title: Senior Vice President

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SOUTHSTATE BANK,
as a Lender

By:	/s/ Blake Kirshman
Name: Blake Kirshman
Title: Senior Vice President

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U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Elizabeth Johnson
Name: Elizabeth Johnson
Title: Senior Vice President

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